UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 20, 2011

SL GREEN REALTY CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

1-13199	13-3956775
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue
New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 594-2700

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.                                          Unregistered Sales of Equity Securities

The information set forth below under Item 8.01 is incorporated by reference herein.

Item 8.01.                                          Other Events

On September 20, 2011, SL Green Realty Corp. (the “Company”) issued 218,324 shares of its common stock, par value $0.01 per share, as a portion of the consideration paid for the assignment of certain ownership interests in a commercial real estate property to an affiliate of the Company.  The shares of common stock were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.  Pursuant to a contract of exchange related to the transaction, the Company has registered the resale of the shares, from time to time, under the Company’s registration statement on Form S-3 (File No. 333-163914), as supplemented by the prospectus supplement, filed September 20, 2011 (the “Prospectus Supplement”), with the Securities and Exchange Commission.

Attached hereto, and incorporated by reference to the Prospectus Supplement is the opinion of Ballard Spahr LLP relating to the validity of the securities offered by the Prospectus Supplement.

Item 9.01.                                          Financial Statements and Exhibits

(d)                                 Exhibits

5.1                                 Opinion of Ballard Spahr LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

/S/ James Mead
James Mead
Chief Financial Officer

Date: September 20, 2011